BRIDGEWAY FUNDS, INC.

Small-Cap Growth Fund

Small-Cap Value Fund

Supplement dated May 13, 2021

to the Prospectus and Statement of Additional Information dated October 31, 2020

At a meeting of the Board of Directors (the “Board”) of Bridgeway Funds, Inc. (“Bridgeway Funds”) held on May 13, 2021 (the “Meeting”), the Board unanimously approved a Plan of Reorganization (the “Plan”), providing for: (i) the conversion of the shares of the Small-Cap Growth Fund (the “SCG Fund”) into shares of the Small-Cap Value Fund (the “SCV Fund”) and (ii) the resulting transfer to the SCV Fund of all of the property, assets and goodwill of the SCG Fund (when completed, the “Conversion”). The Board determined that the Plan and Conversion would be in the best interests of the SCG Fund, the SCV Fund, and their respective shareholders. The effect of the Plan and Conversion will be that the SCG Fund shareholders would become shareholders of the SCV Fund.

The Plan will require the approval of the shareholders of the SCG Fund. A special meeting of the shareholders of the SCG Fund is being called for that purpose. Shareholders of the SCG Fund will receive proxy solicitation materials providing them with information about the SCV Fund and Plan. If approved by shareholders of the SCG Fund, the Conversion is expected to take effect on or around the end of the third quarter of 2021. Share purchases of the SCG Fund will no longer be permitted approximately one week prior to the Conversion. Investors should check the Bridgeway Funds’ website (bridgewayfunds.com) for further information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE